UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-35812	26-1998619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code (201) 816-8900

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders was held on May 8, 2013 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1: The election of three directors, each for a three-year term:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Frank Sorrentino III	2,618,102	60,740	0	980,616
Frank W. Baier	2,617,980	60,862	0	980,616
Steven M. Goldman	2,617,980	60,862	0	980,616

Matter 2: The ratification of the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the year ending December 31, 2013:

For	Against	Abstentions	Broker Non-Votes
3,615,605	4,364	39,489	0

Pursuant to the foregoing votes, Frank Sorrentino III, Frank W. Baier, and Steven M. Goldman were elected to serve as directors until the 2016 Annual Meeting of Stockholders, each until his replacement has been duly elected and qualified, and the appointment of Crowe Horwath LLP as independent auditors for the fiscal year ending December 31, 2013 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ConnectOne Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 8, 2013	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer
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